                    Allmerica Investment Trust (the "Trust")
                     Supplement effective September 1, 1999
                                       to
                   Statement of Additional Information ("SAI")
                                dated May 1, 1999

                     --------------------------------------

     The following is added at the end of the first paragraph under the heading "Select Income Fund" in the section entitled, "DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS", on page 7 of the SAI:

     The Fund may also invest in interest-only and principal-only Treasury securities and in municipal bonds when such bonds are deemed by the Sub-Adviser to be attractive investments for the portfolio. The Fund serves as an investment vehicle for variable annuity contracts and variable life insurance policies. Investments by the Fund in municipal bonds offer no tax benefits in addition to those already offered to variable annuity contract owners and variable life insurance policyholders.

                      -------------------------------------

     The following is added on page 24 of the SAI after the section entitled, "Stripped Mortgage-Backed Securities", under the heading, "Investment Strategies and Techniques":

     Interest-only and Principal-only Treasury Securities

     The Select Income Fund and Government Bond Fund may invest in separately-traded principal and interest components of U.S. Treasury securities. Treasury securities are high-quality securities issued or guaranteed by the U.S. Government and backed by the full faith and credit of the U.S. Treasury. Treasury securities include Treasury bills, notes and bonds, which may differ only in their interest rates, maturities and times of issuance. The yield to maturity on an interest-only Treasury security is extremely sensitive to the rate of principal payments, and a rapid rate of principal payments may have a material, adverse effect on the portfolio's yield to maturity from these securities. The market value of principal-only Treasury securities is unusually volatile in response to changes in interest rates.

     Municipal Securities

     The Select Income Fund may invest in municipal bonds. Municipal securities are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. In addition, the interest on private activity bonds issued after August 7, 1986 is subject to the federal alternative minimum tax.

     Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

                     --------------------------------------

          Footnote (1) under the section entitled, "INVESTMENT MANAGEMENT AND OTHER SERVICES", on page 31 of the SAI is amended to change the management fees for the Select Aggressive Growth Fund and Select Capital Appreciation Fund as follows:

(1) The Manager's fees for the Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select International Equity Fund, Growth Fund and Select Growth and Income Fund, computed daily at an annual rate based on the average daily net assets of each Fund, are based on the following schedule:


                                                                                Select                      Select Growth
                                    Select Aggressive    Select Capital     International                    and Income
       Assets                          Growth Fund     Appreciation Fund     Equity Fund     Growth Fund         Fund
       -------                         -----------     -----------------     -----------     -----------         ----
       First $100 Million........       1.00%               1.00%               1.00%          0.60%             0.75%
       Next $150 Million.........       0.90%               0.90%               0.90%          0.60%             0.70%
       Next $250 Million.........       0.80%               0.80%               0.85%          0.40%             0.65%
       Next $500 Million.........       0.70%               0.70%               0.85%          0.35%             0.65%
       Over $1 Billion...........       0.65%               0.65%               0.85%          0.35%             0.65%

                     --------------------------------------

Footnote (6) under the section entitled, "INVESTMENT MANAGEMENT AND OTHER SERVICES", on page 32 of the SAI is amended to change the Sub-Adviser fee for the Select Aggressive Growth Fund as follows:

(6) For its services, NACM will receive a fee computed daily at an annual rate based on the average daily net assets of the Select Aggressive Growth Fund, under the following schedule:

            Assets                                            Rate
            ------                                            ----
            First $100 Million..........................     0.60%
            Next $150 Million...........................     0.50%
            Next $250 Million...........................     0.40%
            Next $250 Million...........................     0.375%
            Over $750 Million...........................     0.35%


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